EXHIBIT 13.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of EuroTrust A/S, (the "Company") on Form 20-F for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, SOREN DEGN, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company,

        A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request,

Dated:  June 23, 2006                       /s/ Soren Degn
                                                ---------------------------
                                                Soren Degn
                                                Chief Financial Officer